UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025
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Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39733 (Commission File Number)	88-1818410 (IRS Employer Identification No.)
8226 Philips Highway, Suite 101 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
(650) 701-7722
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.
Common Stock Offering
On June 16, 2025, Redwire Corporation, a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the offer and sale by the Company of 15,525,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), for an aggregate purchase price of approximately $260 million. The Shares were offered under the Company’s Registration Statement on Form S-3 (Registration No. 333-274375), which was declared effective by the Securities and Exchange Commission (the “SEC”) on September 14, 2023. In addition, pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 2,328,750 shares of Common Stock on the same terms. The Company closed the offering of the Shares on June 18, 2025.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, termination provisions and other terms and conditions customary in agreements of this type. The Underwriting Agreement also contains customary indemnification and contribution rights and obligations of the Company and the Underwriters.

The opinion of Holland & Knight LLP, relating to the validity of the Common Stock offered and sold pursuant to the Underwriting Agreement, is filed herewith as Exhibit 5.1.

In accordance with the terms of the previously disclosed Registration Rights Coordination Agreement, dated June 8, 2025, by and among the Company, BCC Redwire Aggregator, L.P. and its affiliates (“Bain”), AE Industrial Partners Fund II, L.P. and AE Industrial Partners Structured Solutions I, L.P., the Company intends to use the net proceeds of the offering as follows: (i) the first $40 million of net proceeds, after deducting underwriting discounts but before the Company’s estimated offering expenses, shall be added to the Company’s cash on hand for working capital and other corporate uses, (ii) an amount equal to the greater of (A) 25% of the net proceeds, after deducting underwriting discounts but before the Company’s estimated offering expenses, and (B) $50 million will, at Bain’s election within five business days following consummation of the offering, be applied to purchase a portion of Bain’s shares of the Company’s convertible preferred stock based on the then-current conversion rate of the Company’s convertible preferred stock at a price based on the per share price to the public of the Shares and (iii) the balance of the net proceeds, after deducting underwriting discounts but before the Company’s estimated offering expenses, shall be added to the Company’s cash on hand for its working capital and other corporate uses, including the repayment, in accordance with its terms (including a prepayment obligation set forth therein), of the previously disclosed seller note issued in connection with the Company’s acquisition of Edge Autonomy Intermediate Holdings, LLC (“Edge Autonomy”).

The foregoing description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-274375) and the prospectus supplement, dated June 16, 2025, which was filed with the SEC pursuant to Rule 424(b) of the Securities Act on June 17, 2025.

Item 8.01 - Other Events.
The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 11, 2025, with the risk factors relating to Edge Autonomy, filed as Exhibit 99.1 hereto and incorporated by reference herein.

Information Regarding Forward-Looking Statements
Readers are cautioned that the statements contained in this communication regarding expectations of our performance or other matters that may affect our or the combined company’s business, results of operations, or financial condition are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this communication, including statements regarding our or the combined company’s strategy, financial projections, financial position, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, the expected benefits from the business combination and the expected performance of the combined company, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “target,” “continued,” “project,” “plan,” “opportunity,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.

These factors and circumstances include, but are not limited to (1) risks associated with the continued economic uncertainty, including high inflation, effects of trade tariffs and other trade actions, supply chain challenges, labor shortages, increased labor costs, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending or suspension of investment in new or enhanced projects; (2) the failure of financial institutions or transactional counterparties; (3) Redwire’s limited operating history and history of losses to date as well as the limited operating history of Edge Autonomy and the relatively novel nature of the drone industry; (4) the inability to successfully integrate recently completed and future acquisitions, including the business combination with Edge Autonomy, as well as the failure to realize the anticipated benefits of the transaction or to realize estimated projected combined company results; (5) the development and continued refinement of many of Redwire’s and the combined company’s proprietary technologies, products and service offerings; (6) competition with new or existing companies; (7) the possibility that Redwire’s expectations and assumptions relating to future results and projections with respect to Redwire or Edge Autonomy may prove incorrect; (8) adverse publicity stemming from any incident or perceived risk involving Redwire, Edge Autonomy, the combined company, or their competitors; (9) unsatisfactory performance of our and the combined company’s products resulting from challenges in the space environment, extreme space weather events, the environments in which drones operate, including in combat or other areas where hostilities may occur, or otherwise; (10) the emerging nature of the market for in-space infrastructure services and the market for drones and related services; (11) inability to realize benefits from new offerings or the application of our or the combined company’s technologies; (12) the inability to convert orders in backlog into revenue; (13) our and the combined company’s dependence on U.S. and foreign government contracts, which are only partially funded and subject to immediate termination, which may be affected by changes in government program requirements, spending priorities or budgetary constraints, including government shutdowns, or which may be influenced by the level of military activities and related spending, such as in or with respect to ongoing or future conflicts, including the war in Ukraine, or as a result of changes in international support for military assistance to Ukraine; (14) the fact that Redwire and the combined company are subject to stringent U.S. economic sanctions and trade control laws and regulations, as well as risks related to doing business in other countries, including those related to tariffs, trade restrictions and government actions; (15) the need for substantial additional funding to finance our and the combined company’s operations, which may not be available when needed, on acceptable terms or at all; (16) the dilution of holders of Redwire common stock that resulted or will result from the issuance of additional shares of Redwire common stock as consideration for the acquisition of Edge Autonomy, as well as the issuance of Redwire common stock in the offering; (17) the fact that the issuance and sale of shares of Redwire preferred stock has reduced the relative voting power of holders of Redwire common stock and diluted the ownership of holders of our capital stock; (18) the ability to achieve the conditions to cause, or timing of, any mandatory conversion of the Redwire preferred stock into Redwire common stock; (19) the fact that AE Industrial Partners (“AEI”) and Bain and their affiliates have significant influence over us, which could limit your ability to influence the outcome of key transactions, as well as AEI’s increased voting power resulting from its receipt of equity consideration in Redwire’s acquisition of Edge Autonomy; (20) the fact that provisions in our Certificate of Designation with respect to our Redwire preferred stock may delay or prevent our acquisition by a third party, which could also reduce the market price of our capital stock; (21) the fact that our Redwire preferred stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our other outstanding capital stock; (22) the possibility of sales of a substantial amount of Redwire common stock by Redwire stockholders following consummation of the transaction, which sales could cause the price of Redwire common stock to fall; (23) the impact of the issuance of additional shares of Redwire preferred stock as paid-in-kind dividends on the price and market for Redwire common stock; (24) the volatility of the trading price of Redwire common stock; (25) risks related to short sellers of Redwire common stock; (26) Redwire’s or the combined company’s inability to report its financial condition or results of operations accurately or timely as a result of identified material weaknesses in internal control over financial reporting, as well as the possible need to expand or improve Edge Autonomy’s financial reporting systems and controls; (27) the effect of any announcement of the business combination on Redwire’s or Edge Autonomy’s business relationships, operating results and business generally; (28) risks that the business combination disrupts plans and operations of Redwire or Edge Autonomy; (29) the ability of Redwire or the combined company to finance its operations in the future; (30) the impact of any increase in the combined company’s indebtedness incurred to fund working capital or other corporate needs, including the repayment of Edge Autonomy’s outstanding indebtedness and transaction expenses incurred to acquire Edge Autonomy, as well as debt covenants that may limit the combined company’s activities, flexibility or ability to take advantage of business opportunities, and the effect of debt service on the availability of cash to fund investment in the business; (31) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and to identify and realize additional opportunities; (32) a significant portion of Edge Autonomy’s revenues result from sales to customers in Ukraine, which sales have been declining and may continue to decline in the event that the war and hostilities in Ukraine end, decline or change, or as a result of changes in international support for military assistance to Ukraine; and (33) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the SEC by Redwire. The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this press release are made as of the date of this press release, and Redwire disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1*
Underwriting Agreement, dated as of June 16, 2025, among Redwire Corporation and J.P. Morgan Securities LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Holland & Knight LLP.
23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1).
99.1	Risk Factors Relating to Edge Autonomy.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2025

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer and Director